Exhibit 10.1
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
Dated as of: April 4, 2007
KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott
     Re: Amendment No. 1 to Amended and Restated Revolving Credit Agreement
Ladies and Gentlemen:
     We refer to the Amended and Restated Revolving Credit Agreement dated as of April 26, 2006 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-owned Subsidiaries (collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and WELLS FARGO NATIONAL ASSOCIATION and BANK OF MONTREAL, as Co-Documentation Agents, and KEYBANC CAPITAL MARKETS, as Sole Lead Arranger and Sole Book Manager. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.
     We have requested the Lenders to make certain amendments to the Credit Agreement, and you have advised us that the Lenders are prepared and would be pleased to make the amendments so requested by us on the condition that we join in this Amendment.
     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     Effective as of March      , 2007 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:
     (a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.
     (b) The definition of “Capitalization Rate” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
     “Capitalization Rate. The Capitalization Rate shall be 8.00%.”
     (c) The definition of “Value of Unencumbered Properties” contained in Section 1.1 of the Credit Agreement is amended by deleting the reference to “December 31, 2006” contained therein and replacing it with the following: “December 31, 2007”.
     (d) The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:
     “Maturity Date. April 26, 2010, or such earlier date (or later date pursuant to §2.9) on which the Revolving Credit Loans shall become due and payable pursuant to the terms hereof. The Maturity Date may be extended to April 26, 2011 in accordance with the terms of §2.9.”
     (e) Section 2.3(c) of the Credit Agreement is hereby amended by deleting the Table set forth therein and inserting in its place the following Table:

Table
Applicable Margin

			Applicable
		Applicable	Base Rate
Total Leverage Ratio		Libor Margin	Margin

a)	greater than 60%	1.35%	0.25%

b)	less than or equal to 60% but greater than 55%	1.20%	0.00%

c)	less than or equal to 55% but greater than 50%	1.10%	0.00%

d)	less than or equal to 50% but greater than 45%	1.00%	0.00%

e)	less than or equal to 45% but greater than 40%	90.0%	0.00%

f)	less than or equal to 40%	80.0%	0.00%
     (f) Section 2.9 of the Credit Agreement is amended by deleting each reference to “April 26, 2009” contained therein and by replacing it with the following: “April 26, 2010”.
     (g) Section 10.1 of the Credit Agreement is amended to read in its entirety as follows:
“Consolidated Total Leverage Ratio. At any time, Consolidated Total Indebtedness as at the last day of the applicable quarter shall not exceed 60% of Consolidated Gross Asset Value, provided that for a single period of not more than three consecutive fiscal quarters, such percentage shall be permitted to exceed 60% (but in no event may it exceed 65%) so long as such fiscal quarters do not include either of the two fiscal quarters immediately preceding the Maturity Date. Such single three consecutive fiscal quarter period shall commence with the first fiscal quarter for which the financial statements pertaining to such quarter evidence Consolidated Total Indebtedness in excess of 60% of Consolidated Gross Asset Value for such quarter, and shall not be available to the Borrower again, whether or not the Borrower utilized all consecutive fiscal quarters. This covenant shall be tested quarterly as of the last day of the applicable quarter.”
     (h) The last sentence of Section 10.7 of the Credit Agreement is amended by deleting the reference to “December 31, 2006” contained therein and replacing it with the following: “December 31, 2007”.
ARTICLE II
CONDITIONS PRECEDENT TO AMENDMENT
     The Lenders’ agreement herein to amend the Credit Agreement as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:
     (a) Each of the Borrowers (including any Subsidiary becoming a Borrower as of the date hereof pursuant to a Joinder Agreement) shall have executed and delivered (or caused to be delivered) to the Agent (i) a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders;
     (b) Each Subsidiary of FPLP that owns any Real Estate Asset that is being added to the Unencumbered Pool as of the date hereof and that has not signed the Credit Agreement or a Joinder Agreement prior to the date hereof shall have duly executed and delivered the Joinder Documents to the Agent;
     (c) The Guarantor shall have acknowledged and consented to the provisions of this Amendment;
     (d) The Agent and the Lenders shall have executed this Amendment;
     (e) The Borrower shall have paid to the Agent, for the benefit of each Lender consenting hereto, an amendment fee equal to 0.125% of its Commitment, along with, to the Administrative Agent, all other fees associated with this Amendment, including the reasonable fees, charges and disbursements of its counsel in connection with the preparation hereof, or satisfactory arrangements therefore shall have been made.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each of the Borrowers (including each new Borrower party hereto) and the Guarantor hereby represents and warrants to you as follows:
     (a) Representations and Warranties. Each of the representations and warranties made by the Borrowers and the Guarantor, as applicable, to the Agent and the Lenders in the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers and the Guarantor on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.
     (b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.
     (c) Binding Effect of Documents. This Amendment and each of the Joinder Agreements, as applicable, has been duly authorized, executed and delivered to you by each of the Borrowers and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.
ARTICLE IV
MISCELLANEOUS
     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers and the Guarantor hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust, its sole general partner

By:	/s/ Barry H. Bass Barry H. Bass, Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

AIRPARK PLACE, LLC, a Delaware limited liability company

By:	Airpark Place Holdings, LLC, a Delaware limited partnership, its sole member

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

CROSSWAYS II, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

AQUIA TWO, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

15395 JOHN MARSHALL HIGHWAY, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

WINDSOR AT BATTLEFIELD, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

RESTON BUSINESS CAMPUS, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

GATEWAY MANASSAS II, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

1400 CAVALIER, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

FP CAMPOSTELLA ROAD, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

FP DIAMOND HILL, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

GATEWAY HAMPTON ROADS, LLC, a Virginia limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

VIRGINIA CENTER, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

LINDEN II, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

LUCAS WAY HAMPTON, LLC, a Virginia limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President

FP RIVERS BEND, LLC, a Virginia limited liability company

By:	First Potomac Realty Investment Limited Partnership, Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass Barry H. Bass Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

1441 CROSSWAYS BLVD., LLC, a Virginia
limited liability company

By:	First Potomac Realty Investment Limited Partnership,
Its Sole Member

By:	First Potomac Realty Trust,
Its General Partner

By:	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer and Executive Vice President

FP NORTHRIDGE, LLC, a Virginia limited
liability company

By:	First Potomac Realty Investment Limited Partnership,
Its Sole Member

By:	First Potomac Realty Trust, Its General Partner

By:	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer and Executive Vice President
(Signatures continued on next page)

FP CRONRIDGE DRIVE, LLC, a Maryland limited liability company
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President
and Chief Financial Officer

GTC I SECOND, LLC, a Virginia limited liability company
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President
and Chief Financial Officer

FP GREENBRIAR CIRCLE, LLC, a Virginia limited liability company
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President
and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC, a Virginia limited liability company
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President and Chief Financial Officer

FP PINE GLEN, LLC, a Virginia limited liability company
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President
and Chief Financial Officer
(Signatures continued on next page)

[Consent to Amendment No. 1 to Amended and Restated Revolving Credit Agreement]
CONSENT OF GUARANTOR
     FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of April 26, 2006 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry H. Bass
Barry Bass, Executive Vice President and
Chief Financial Officer

ACCEPTED AND AGREED AS OF
THE 4th DAY OF APRIL, 2007:

KEYBANK NATIONAL ASSOCIATION, Individually and as Administrative Agent, Swingline Lender and Fronting Bank
By:	/s/ John Scott
	Name:	John Scott
	Title:	Vice President
(Signatures continued on next page)

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually and as Syndication Agent
By:	/s/ Cynthia A. Bean
	Name:	Cynthia A. Bean
	Title:	Vice President
(Signatures continued on next page)

WELLS FARGO NATIONAL ASSOCIATION, Individually and as Co-Documentation Agent
By:	/s/ Jennifer A. Dakin
	Name:	Jennifer A. Dakin
	Title:	Vice President
(Signatures continued on next page)

BANK OF MONTREAL, Individually and as Co-Documentation Agent
By:	/s/ Kristina H. Burden
	Name:	Kristina H. Burden
	Title:	Vice President
(Signatures continued on next page)

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender
By:	/s/ Matthew Lind
	Name:	Matthew Lind
	Title:	Vice President
(Signatures continued on next page)

PNC BANK, NATIONAL ASSOCIATION as Lender
By:	/s/ Timothy P. Gleeson
	Name:	Timothy P. Gleeson
	Title:	Vice President
(Signatures continued on next page)

CHEVY CHASE BANK, F.S.B as Lender
By:	/s/ Dory Halati
	Name:	Dory Halati
	Title:	Vice President